Exhibit 99.1

FOR IMMEDIATE RELEASE

Celsius Holdings, Inc., Reports Record Annual and Fourth Quarter

2022 Financial Results

Full year 2022 revenue of $653.6 million, up 108% from $314.3 million in 2021

Q4 Revenue of $178.0 million, up 71% from $104.3 million in Q4 2021

BOCA RATON, FL, March 1, 2023/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today reported preliminary financial results for the fourth quarter ended December 31, 2022. Management will host a conference call today at 4:30 p.m. Eastern Time, to discuss the results with the investment community.

A PDF containing our fourth quarter 2022 results and full financial tables is available at:

https://www.celsiusholdingsinc.com/Q4_2022/

To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

US: 877-709-8150

International: 201-689-8354

Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=mYPPakDe

Replay of the conference call can be accessed through the webcast link above for 90 days. Disclosures can be found on the Company’s online disclosure portal at: https://www.celsiusholdingsinc.com/sec-filings/

About Celsius Holdings, Inc.

About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH), is a global consumer packaged goods company with a proprietary, clinically proven formula for its master brand CELSIUS®. A lifestyle energy drink born in fitness and a pioneer in the rapidly growing energy category. CELSIUS® offers proprietary, functional, essential energy formulas clinically-proven to offer significant health benefits to its users. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. For more information, please visit: http://www.celsiusholdingsinc.com

Forward-Looking Statements

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings’ future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward-looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business;  the Company’s ability to satisfy in a timely manner, all Securities and Exchange Commission (SEC) required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this press release.

Investor Relations:
Cameron Donahue
(651) 707-3532
cdonahue@celsius.com

CELSIUS HOLDINGS

Nasdaq: CELH

Celsius Holdings Announces Full Year and Fourth Quarter 2022 Financial Results

*Record fourth quarter revenue of **$178.0** million, up **71%** from $104.3 million in Q4 2021*

Flash Financials $(000)'s*	4Q 2022	4Q 2021	% Change	FY 2022	FY 2021	% Change
Revenue	$178.0	$104.3	71%	$653.6	$314.3	108%
N. America	$166.5	$95.9	74%	$617.5	$273.0	126%
International	$11.5	$8.3	38%	$36.1	$41.3	-12%
Gross Margin %	44.4%	39.9%	+445 BPS	41.4%	40.8%	66 BPS
Net (Loss)/ Income att. to Common Shareholders	-$28.2	$11.9	-336%	-$198.8	$3.9	-5,150%
Distributor Termination Expense	$37.6	$ -	N/A	$193.8	$ -	N/A
Adjusted EBITDA**	$13.4	$10.9	23%	$71.1	$33.6	111%

*Unaudited Financial Presentation

**Non-GAAP

4th Quarter 2022 Financial Highlights

- Revenue of $178.0 million, up 71% from $104.3 million in the year ago quarter
  - North America revenue increased 74% to $166.5 million, up from $95.9 million in the year ago quarter.
  - International revenue increased 38% to $11.5 million, from $8.3 million in the year ago quarter
- Gross profit of $79.0 million, up 90% from $41.6 million in the year ago quarter
- Gross Profit margins were 44.4% of revenues for the three months ended December 31, 2022, up from 39.9% for the prior year quarter
- Net loss attributable to common shareholders totaled $28.2 million, or a loss of $0.37 per diluted share, compared to a net income of $11.9 million, or a gain of $0.15 per diluted share in the year ago quarter
- Fourth quarter 2022 financial results were negatively impacted by a $37.6 million expense in Sales and Marketing related to a termination expense of prior distributors recognized

Growth Trends in Revenue By Quarter (Unaudited)

Sales Growth
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
U.S
Int.
Total

- **Non-GAAP Adjusted EBITDA increased 23% to approximately $13.4 million, compared to $10.9 million in the year ago quarter

2022 Full Year Financial Highlights

- Revenue increased 108% to $653.6 million, up from $314.3 million in the prior year period
  - North America revenue increased 126% to $617.5 million, up from $273.0 million in the prior year period
  - International revenue decreased 12% to $36.1 million, from $41.3 million in the prior year period
- Gross profit increased 111% to $270.9 million, up from $128.2 million in the prior year period
- Gross profit margins were 41.4% for the year ended December 31, 2022, up from 40.8%, for the prior year period
- Net loss attributable to common shareholders totaled $198.8 million, or $2.63 per diluted share, compared to net income of $3.9 million, or $0.05 per diluted share, for the prior year period.
- The year ended December 31, 2022, financial results were negatively impacted by a $193.8 million expense in Sales and Marketing related to a termination expense of prior distributors recognized
- **Non-GAAP Adjusted EBITDA totaled approximately $71.1 million compared to $33.6 million in 2021, an increase of 111%

Beverage Industry
EXECUTIVE OF THE YEAR

***The Company reports financial results in accordance with generally accepted accounting principles in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA , a non-GAAP financial measure, may provide users investors with additional insights into operating performance. Reconciliations of this non-GAAP measure to the most directly comparable GAAP measure can be found in the tables below.*

CELSIUS
173K
CELSIUS
ARCTIC Vibe
CELSIUS
CELSIUS
CREW

2022 Company Highlights

CELSIUS
WHAT'S YOUR Vibe

CELSIUS BRAND
PERFORMANCE VS. CATEGORY
CELSIUS.
OUTPACING ENERGY
GROWTH +11.5X
L12W SPINS IRI ENERGY CATEGORY MULO+C DATA ENDING 1/1/2023

CELSIUS is the #1 brand driver of growth to the Energy Category in 2022, responsible for 22% of the category growth, driving $474 million in incremental sales

L 52W SPINS IRI Energy Category MULO+C Data Ending 1/1/23

⇒ The most recent reported Nielsen scan data as of 01/28/23, shows Celsius sales up +136.0% y/y for 4-wks, +129.8% y/y for 12-wks and +127.5% y/y for the fourth quarter. This compares to the energy category which grew +17.1% y/y for 4-wks, +10.8% y/y for 12-wks and +10.8% y/y in the fourth quarter

- ⇒ On Amazon, CELSIUS® is the SECOND largest energy drink with a 16.9 % share of the Energy Drink Category, ahead of RED BULL® at a 11.7% share, and behind MONSTER® at 26.4% (YTD period ending 2/11/23, Stackline, Energy Drink Category: Total US)
  - ⇒ Amazon full year 2022 sales of $57.9 million vs full year 2021 sales of $31.6 million, up 83.0% y/y.

⇒ Per SPINS IRI Energy Category 4W data ending 01/29/23:

- ⇒ In MULOC, Celsius is the #3 Energy Drink in the US with a 6.4% market share vs. 3.4% y/y
- ⇒ In MULOC, Celsius grew ACV to 89.7% vs. 59.6% y/y
- ⇒ In Convenience, Celsius has seen an approximate 92.0% increase in ACV growth to 89.0%, compared to 46.3% y/y

⇒ Club channel revenue totaled over $138.7 million for the year ended December 31, 2022, up 247.0% y/y, compared to $39.9 million in 2021

CELSIUS.
LIVE FIT

PFL
CELSIUS
OFFICIAL ENERGY DRINK PARTNER OF THE
PROFESSIONAL FIGHTERS LEAGUE
CELSIUS
CELSIUS
CELSIUS
SPARKLING
SPARKLING
SPARKLING

CELSIUS
CELSIUS

CELSIUS
CELSIUS
CELSIUS

ESSENTIAL ENERGY

Financial Tables

Celsius Holdings, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value)

(Unaudited)

	December 31, 2022	December 31, 2021
ASSETS		
Current assets:		
Cash and cash equivalents	$ 614,159	$ 16,255
Restricted cash	38,768	—
Accounts receivable-net	63,311	38,741
Note receivable-current	2,979	2,588
Inventories-net	173,289	191,222
Prepaid expenses and other current assets	11,341	13,555
Deferred other costs-current	14,124	—
Total current assets	$ 917,971	$ 262,361
Note receivable	3,574	7,117
Property and equipment-net	10,185	3,180
Deferred tax asset	501	9,019
Right of use assets-operating leases	972	1,128
Right of use assets-finance leases	208	86
Other long-term assets	263	299
Deferred other costs-non-current	262,462	—
Intangibles	12,254	16,301
Goodwill	13,679	14,527
Total Assets	**$ 1,222,069**	**$ 314,018**
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable and accrued expenses	$ 107,340	$ 72,442
Accrued distributor termination fees	3,986	—
Accrued promotional allowance	35,977	19,037
Lease liability obligation-operating leases	661	512
Lease liability obligation-finance leases	70	157
Deferred revenue-current	9,675	—
Other current liabilities	3,586	976
Total current liabilities	161,295	93,124
Long-term liabilities:		
Lease liability obligation-operating leases	326	658
Lease liability obligation-finance leases	162	45
Deferred tax liability	15,919	3,146
Deferred revenue-non-current	179,788	—
Total Liabilities	**357,490**	**96,973**
Commitment and contingencies (Note 19)		
Mezzanine Equity:		
Series A convertible preferred shares, $0.001 par value, 5% cumulative dividends; 1,467 and 0 shares issued and outstanding at December 31, 2022 and December 31,2021, respectively, aggregate liquidation preference of $550,000 and $0 as of December 31, 2022 and December 31, 2021, respectively	824,488	—
Stockholders' Equity:		
Common stock, $0.001 par value; 100,000 shares authorized, 76,382 and 74,909 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	76	75
Additional paid-in capital	280,668	267,846
Accumulated other comprehensive (loss) income	(1,881)	614
Accumulated deficit	(238,772)	(51,490)
Total Stockholders' Equity	40,091	217,045
Total Liabilities, Mezzanine Equity and Stockholders' Equity	**$ 1,222,069**	**$ 314,018**

Celsius Holdings, Inc.
Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share amounts)
(Unaudited)

	For the three months ended December 31,		For the twelve months ended December 31,	
	2022	**2021**	**2022**	**2021**
Revenue	$ 177,964	$ 104,254	$ 653,604	$ 314,272
Cost of revenue	98,957	62,608	382,735	186,103
Gross profit	79,007	41,646	270,869	128,169
Selling and marketing expenses	89,985	24,627	352,767	74,739
General and administrative expenses	21,768	14,157	75,903	57,520
Total operating expenses	111,753	38,784	428,670	132,259
(Loss) income from operations	**$ (32,746)**	**$ 2,862**	**$ (157,801)**	**$ (4,090)**
Other income/(expense)				
Interest income (expense), net	3,950	75	5,529	307
Foreign exchange gain/(loss)	538	175	(392)	(276)
Total other income/expense	4,488	250	5,137	31
Net (loss) income before income taxes	**$ (28,258)**	**$ 3,112**	**$ (152,664)**	**$ (4,059)**
Income tax benefit (expense)	7,035	8,830	(34,618)	7,996
Net (loss) income	$ (21,223)	$ 11,942	$ (187,282)	$ 3,937
Less: dividends on Series A convertible preferred shares	$ (6,930)	$ —	$ (11,526)	$ —
Net (loss) income attributed to common shareholders	$ (28,153)	$ 11,942	$ (198,808)	$ 3,937
Other comprehensive income (loss):				
Foreign currency translation gain/(loss)	2,318	(551)	(2,495)	817
Comprehensive income (loss)	$ (25,835)	$ 11,391	$ (201,303)	$ 4,754
(Loss) Income per common share:				
Basic	$ (0.37)	$ 0.16	$ (2.63)	$ 0.05
Dilutive	$ (0.37)	$ 0.15	$ (2.63)	$ 0.05
Weighted average common shares outstanding:				
Basic	76,196	74,837	75,649	73,781
Dilutive	76,196	78,393	75,649	77,689

Celsius Holdings, Inc.
Reconciliation of Non-GAAP Financial Measure*
(Unaudited)

	Three months ended December 31,			
		2022		**2021**
Net loss (GAAP measure)	$	**(21,223)**	$	**11,942**
Add back/(Deduct):				
Income tax benefit		(7,035)		(8,830)
Depreciation and amortization expense		548		295
Net interest		(3,950)		(75)
Non-GAAP EBITDA		**(31,660)**		**3,332**
Stock-based compensation		5,885		7,778
Foreign exchange		(538)		(175)
Distributor termination expenses		37,649		-
Class action litigation settlement/litigation accrual		2,108		-
Non-GAAP Adjusted EBITDA	**$**	**13,444**	**$**	**10,935**

	Twelve months ended December 31,			
		2022		**2021**
Net loss (GAAP measure)	$	**(187,282)**	$	**3,937**
Add back/(Deduct):				
Income tax (expense) benefit		34,618		(7,996)
Depreciation and amortization expense		1,917		1,260
Net interest		(5,529)		(307)
Non-GAAP EBITDA		**(156,276)**		**(3,106)**
Stock-based compensation		20,665		36,475
Foreign exchange		392		276
Func Food brand impairment charge		2,538		-
Distributor termination expenses		193,843		-
Class action litigation settlement/litigation accrual		9,908		-
Non-GAAP Adjusted EBITDA	**$**	**71,070**	**$**	**33,645**

**The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA, a non-GAAP financial measure, may provide users with additional insights into operating performance.*